SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    May 11, 2004

                                                          LSB INDUSTRIES, INC.
                                            (Exact name of registrant as specified in its charter)

                               Delaware                         1-7677                                73-1015226
                             (State or other                  (Commission File                        (IRS Employer
                              jurisdiction of                      Number)                            Identification No.)
                              incorporation)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma                                                 73107
     (Address of principal executive offices)                                                       (Zip Code)

Registrant's telephone number, including area code: (405) 235-4546

                                                           Not applicable
                                          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On May 11, 2004, LSB Industries, Inc. (the "Company") issued a press release announcing that its subsidiary, ThermaClime, Inc., intends to offer up to $90 million of Senior Secured Notes due 2014 in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). A copy of the Company's press release issued on May 11, 2004 pursuant to Rule 135c of the Securities Act is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits

                99.1 Press Release announcing subsidiary of LSB Industries, Inc. private offering of Senior Secured Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2004.

                                                                        LSB INDUSTRIES, INC.

                                                                        By:  /s/ Tony M. Shelby
                                                                                Tony M. Shelby,
                                                                                Senior Vice President and
                                                                                (Chief Financial Officer)